CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services - Statements and Reports", "General Information - Independent Auditors" and "Financial Statements and Report of Independent Auditors" and to the use of our report dated August 8, 2003 with respect to the Corporate Bond Portfolio of the AllianceBernstein Bond Fund, Inc., which is incorporated by reference in this Registration Statement (Form N-1A Nos. 2-48227 and 811-2383) of the Corporate Bond Portfolio of the AllianceBernstein Bond Fund, Inc.





                                 ERNST & YOUNG LLP


New York, New York
October 27, 2003

                 CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services - Statements and Reports", "General Information - Independent Auditors" and "Financial Statements and Report of Independent Auditors" and to the use of our report dated August 8, 2003 with respect to the U.S. Government Portfolio of the AllianceBernstein Bond Fund, Inc., which is incorporated by reference in this Registration Statement (Form N-1A Nos. 2-48227 and 811-2383) of the U.S. Government Portfolio of the AllianceBernstein Bond Fund, Inc.






                                 ERNST & YOUNG LLP



New York, New York
October 27, 2003

                 CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services - Statements and Reports", "General Information - Independent Auditors" and "Financial Statements and Report of Independent Auditors" and to the use of our report dated August 8, 2003 with respect to the Quality Bond Portfolio of the AllianceBernstein Bond Fund, Inc., which is incorporated by reference in this Registration Statement (Form N-1A Nos. 2-48227 and 811-2383) of the Quality Bond Portfolio of the AllianceBernstein Bond Fund, Inc.





                                 ERNST & YOUNG LLP



New York, New York
October 27, 2003